UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) February 10, 2021

Paycom Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36393	80-0957485
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 W. Memorial Road, Oklahoma City, Oklahoma	73142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 722-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PAYC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2021, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Paycom Software, Inc. (the “Company”) adopted a form of Restricted Stock Unit Award Agreement – Performance-Based Vesting (the “PSU Award Agreement”) for awards under the Paycom Software, Inc. 2014 Long-Term Incentive Plan (the “LTIP”). Each performance-based restricted stock unit (“PSU”) granted under the LTIP represents a notional share of the Company’s common stock, par value $0.01 per share (“Common Stock”).

On February 10, 2021, the Compensation Committee also authorized the granting of PSUs to certain executive officers pursuant to the LTIP, with the target number of PSUs granted determined by dividing the “Target Grant Value” set forth across each executive officer’s name in the table below by the average daily volume weighted average price (or “VWAP” as defined in the PSU Award Agreement) for the Common Stock during the ten (10) Trading Days (as defined in the PSU Award Agreement) preceding and ending on February 5, 2021 (the “Average VWAP”), with such number rounded up to the nearest whole unit (the “Target Units”).

Based on the foregoing formula, the Committee granted awards of PSUs to the executive officers in the amounts set forth in the table below (the “PSU Awards”):

Name of Executive Officer	Target Grant Value	Target Units (= Target Grant Value ÷ Average VWAP (rounded up to nearest whole unit))	Maximum Awarded Units (= 250% of Target Units (rounded up to the nearest whole unit))
Craig E. Boelte	$8,400,000	20,790	51,975
Jeffrey D. York	$8,400,000	20,790	51,975
Bradley Scott Smith	$2,200,000	5,445	13,613
Jon D. Evans	$2,200,000	5,445	13,613

The PSU Awards will vest based on the Company’s performance over two performance periods: (i) a two-year performance period commencing on January 1, 2021 and ending on December 31, 2022 (the “Two-Year Performance Period”); and (ii) a three-year performance period commencing on January 1, 2021 and ending on December 31, 2023 (the “Three-Year Performance Period”). Up to 25% of the PSUs will be eligible to vest no later than March 1, 2023, for the Two-Year Performance Period, and up to 75% of the PSUs will be eligible to vest no later than February 29, 2024, for the Three-Year Performance Period, provided that the grantee remains employed by or providing services to the Company on the applicable vesting date. The number of PSUs that will vest and be converted into shares of Common Stock will depend on the Company’s “Relative Total Stockholder Return” (“Relative TSR”), expressed as a percentile ranking of the Company’s “Total Stockholder Return” (“TSR”) as compared to the Company’s peer group set forth in the PSU Award Agreement. The number of PSUs that may vest will vary from 0% to 250% of the Target Units, as follows:

Performance Level	Company’s Rank vs. Peer Group (Percentile)	Payout % of Target Units / Vested PSUs
Below Threshold	<30th Percentile	0% of the Target Units
Threshold	30th Percentile	50% of the Target Units
Between Threshold and Target	30th to 60th Percentile	50% - 100% of the Target Units
Target	60th Percentile	100% of the Target Units
Between Target and Maximum	60th to 90th Percentile	100% - 250% of the Target Units
Maximum	≥ 90th Percentile	250% of the Target Units

On or as soon as practicable following vesting, the vested PSUs will be converted and settled in shares of Common Stock.

The payout percentage determining the number of PSUs to be vested will be interpolated for Relative TSR performance between the 30th percentile and the 60th percentile and between the 60th percentile and the 90th percentile (based on whole percentages). For the avoidance of doubt, there will be no payout and no vested PSUs if the Relative TSR performance level set forth above is less than the 30th percentile of the peer group and the maximum payout percentage is 250% of the Target Units (thus, there is no interpolation for performance above the 90th percentile). For purposes of the PSU Awards, TSR is determined by dividing (i) the sum of (A) the average VWAP of a share of Common Stock or the common stock of a peer company, as applicable, during the final 60 Trading Day period of the applicable performance period, less (ii) the average VWAP of a share of Common Stock or the common stock of a peer company, as applicable, during the 60 Trading Day period ending on December 31, 2020, plus (iii) the sum of all dividends which are paid by the Company (or the member of the Peer Group) to its stockholders, assuming such dividends are reinvested in the applicable company through the applicable performance period, by (ii) the average VWAP of a share of Common Stock or the common stock of a peer company, as applicable, during the 60 trading day period ending on December 31, 2020. The Company’s peer group includes 34 publicly traded companies, which are reflective of the S&P 500 Software & Services index and were selected by the Compensation Committee.

In addition to the foregoing, the vesting of the PSUs: (i) will accelerate at target performance upon the grantee’s death or Total and Permanent Disability (as defined in the LTIP); (ii) remain eligible for vesting following Retirement (as defined in the LTIP) based on actual performance, and pro-rated for the number of days employed during the Two-Year Performance Period or Three-Year Performance Period, as applicable; (iii) remain eligible for vesting following a termination of employment by the Company without Cause (as defined in the PSU Award Agreement) or by the grantee for Good Reason (as defined in the PSU Award Agreement) based on actual performance, and pro-rated for the number of days employed during the Two-Year Performance Period or Three-Year Performance Period, as applicable; and (iv) will accelerate at the greater of actual performance or target performance upon a termination of employment by the Company without Cause or by the grantee for Good Reason in connection with or following a Change in Control (as defined in the LTIP) of the Company, in each case as provided in the PSU Award Agreement.

The PSU Awards are all otherwise subject to the terms and conditions of the LTIP and the form of PSU Award Agreement, a copy of which is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Restricted Stock Unit Award Agreement – Performance-Based Vesting, dated February 10, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOM SOFTWARE, INC.

Date: February 17, 2021	By:	/s/ Craig E. Boelte
	Name:	Craig E. Boelte
	Title:	Chief Financial Officer